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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 11, 2003


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                   333-83816                 13-3439681
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(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
        Incorporation)               File Number)         Identification Number)

    390 Greenwich Street
      New York, New York               10013
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Registrant's telephone number, including area code: (212) 816-6000
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Item 2. Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pool

                  On February 27, 2003, a single series of certificates, entitled Salomon Mortgage Loan Trust, Series 2003-CB1, C-BASS Mortgage Loan Asset-Backed Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII as depositor (the "Depositor"), Credit-Based Asset Servicing and Securitization LLC as seller (the "Seller"), Litton Loan Servicing LP ("Litton") as servicer (the "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of eleven classes of certificates (collectively, the "Certificates"), designated as the "Class AV-1 Certificates," "Class AF Certificates," "Class AV-2 Certificates," "Class M-1 Certificates," "Class M-2 Certificates," "Class B-1 Certificates," "Class B-2 Certificates," "Class X Certificates," "Class N Certificates," "Class R Certificates" and "Class R-X Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $276,420,440.26 as of February 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated February 25, 2003, between the Seller and the Depositor. The Class AV-1 Certificates, the Class AF Certificates, the Class AV-2 Certificates, the Class M-1 Certificates and the Class M-2 Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated February 25, 2003 (the "Underwriting Agreement") among the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:




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                    Initial Certificate Principal
Class                           Balance                        Pass-Through Rate

 AV-1                   $  65,665,000.00                           Variable

  AF                    $ 144,953,000.00                       3.45% per annum

 AV-2                   $  20,193,000.00                           Variable

 M-1                    $  15,894,000.00                           Variable

 M-2                    $  14,512,000.00                           Variable

 B-1                    $   8,016,000.00                           Variable

 B-2                    $   2,073,000.00                           Variable

  R                               100%                                N/A

 R-X                              100%                                N/A


         The Certificates, other than the Class B-1 Certificates, the Class B-2 Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated February 25, 2003, and the Prospectus Supplement, dated February 25, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1 Certificates, the Class B-2 Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits




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     Exhibit No.                           Description
     -----------                           -----------

         4.1 Pooling and Servicing Agreement, dated as of February 1, 2003, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Credit- Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP as Servicer and U.S. Bank National Association as Trustee relating to the Series 2003-CB1 Certificates.






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April __, 2003


                                            SALOMON BROTHERS MORTGAGE
                                            SECURITIES VII, INC.


                                            By:   /s/ Matthew Bollo
                                                  ----------------------------
                                            Name:     Matthew Bollo
                                            Title:    Assistant Vice President







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
                                                 Index to Exhibits




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of                                   7
                       February 1, 2003, by and among Salomon Brothers Mortgage
                       Securities VII, Inc. as Depositor, Credit- Based Asset
                       Servicing and Securitization LLC, as Seller, Litton Loan
                       Servicing LP as Servicer and U.S. Bank National
                       Association as Trustee relating to the Series 2003-CB1
                       Certificates.






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                                   Exhibit 4.1